SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (“Subscription Agreement”) made as of this ____ day of _______________, 2011, by and among SRKP 20, Inc., a Delaware corporation (the “Company”), Immense Fortune Holdings Limited, a British Virgin Islands corporation and upon the Closing Date (as defined below) a wholly-owned subsidiary of the Company (“Immense Fortune”), Legend Media Holdings HK Limited, a Hong Kong corporation and a wholly-owned subsidiary of Immense Fortune (“Legend”), Feigeda Electronic (SZ) Co., Ltd., a company organized under the laws of the People’s Republic of China and a wholly-owned subsidiary of Legend (“Feigeda,” and together with Immense Fortune and Legend, the “Immense Fortune Entities”), and the undersigned (the “Subscriber”).

WHEREAS, the Company, each of the Immense Fortune Entities and Finest Day Limited, a British Virgin Islands corporation and sole shareholder of Immense Fortune, are parties to a certain Share Exchange Agreement dated as of April 21, 2010 (the “Exchange Agreement”), pursuant to which Immense Fortune will become a wholly-owned subsidiary of the Company and 100% of the outstanding securities of Immense Fortune will be exchanged for securities in the Company (the “Share Exchange”).  Immediately after the effective time of the Share Exchange (the “Closing Date”), the Company will assume the business and operations of Immense Fortune and its subsidiaries.

WHEREAS, as a condition to the closing of the Share Exchange, the Company intends to obtain subscriptions for the purchase and sale, in a private placement transaction (the “Offering”) pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), of shares of common stock (the “Shares”) of the Company, par value $0.0001 per share (“Common Stock”) on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Shares set forth on the signature page hereof.

WHEREAS, the Company has entered into a Share and Warrant Cancellation Agreement dated as of April 21, 2010 with each of its stockholders (the “Share and Warrant Cancellation Agreement”), pursuant to which each of the Company’s stockholders has agreed to cancel certain shares and warrants held by them in connection with the transactions contemplated by the Exchange Agreement.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.           Subscription Procedure

1.1         Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a price per Share calculated pursuant to Section 1.2 below (the “Purchase Price”).  The Company agrees to sell such Shares to the Subscriber for the Purchase Price, subject to the provisions of Section 1.8 below.

1.2         The per Share purchase price for the Shares shall be calculated as follows:

1

(a)           It is understood and agreed that further to the Exchange Agreement, Immense Fortune must have at least US$1,900,000 (One Million Nine Hundred Thousand Dollars) in net income for the three months ended June 30, 2010 (the "Fiscal Period"), such results to have been verified by Immense Fortune's independent auditors (the "Auditors"), such Auditors verifying to each of SRKP 20 and Immense Fortune that it has reviewed such results consistent with the requirements of Rule 10-01(d) of Regulation S-X (or any succeeding provision) (the "Review”). Immense Fortune has previously represented to SRKP 20 that it projects net income for the Fiscal Period to be US$2,200,000 (Two Million Two Hundred Thousand Dollars) (the “Projection”);

(b)          The per Share purchase price for the Shares equals $1.00 multiplied by a fraction (the "Fraction"), the denominator of which is the Projection and the numerator of which is the actual net income of Immense Fortune for the Fiscal Period as determined and verified by the Auditors further to the Review, provided however that in no event shall the Fraction be greater than 1. It is understood and agreed that if the Closing Date of the Share Exchange extends beyond the nine-month period ending September 30, 2010 (the "Next Fiscal Period"), and if SRKP 20 has not opted to terminate the Exchange Agreement further to its terms, Immense Fortune shall provide SRKP 20 an updated projection of net income for the Next Fiscal Period (the "Updated Projection") and if after receipt of the Updated Projection SRKP 20 does not then terminate the Exchange Agreement further to its terms, the Fraction shall be adjusted so that the denominator is then the Updated Projection and the numerator is the actual net income of Immense Fortune for the Updated Fiscal Period as determined and verified by the Auditors further to the Review, provided again, however, that in no event shall the Fraction be greater than 1.

1.3         The subscription period will begin on July 9, 2010 and will terminate at 5:00 PM Eastern Standard Time on January 9, 2011, unless extended for up to an additional 90 days by the Company, Immense Fortune and the Placement Agent (as defined below) (the “Termination Date”).  The Shares will be offered on a “best efforts” basis as more particularly set forth in a Confidential Private Placement Memorandum and any supplements thereto (the “Offering Memorandum”), which shall supersede in its entirety that Executive Summary dated July 1, 2010, in addition to other offering memoranda.  The Offering will take place through an initial closing on the Closing Date, and there may be one or more subsequent closings of the Offering thereafter, with the closing applicable to this Agreement being referred to as the “Closing.”  The final Offering Memorandum will be provided to Subscribers in the Offering no later than one (1) day prior to the applicable Closing.   The consummation of the Offering is subject to the satisfaction of a number of conditions to be further described in the Offering Memorandum, one or more of which conditions may not occur.

1.4         Placement of Shares will be made by WestPark Capital, Inc. (the “Placement Agent”), which will receive certain compensation therefore as will be more fully described in the Offering Memorandum.

1.5         The Purchase Price will be placed in escrow pursuant to an escrow agreement (the “Escrow Agreement”) by and among the Placement Agent, the Company and Wells Fargo, National Association, as escrow agent (the “Escrow Agent”), and such escrowed funds shall be transmitted and maintained in compliance with SEC Rule 15c2-4, as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and shall be paid over to the Company at the Closing.

2

1.6         The certificates for the Common Stock bearing the name of the Subscriber will be delivered by the Company within a reasonable amount of time following the final Closing of the Offering.  The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire, as attached.

1.7         The Purchase Price for the Shares purchased hereunder shall be paid by wire transfer to the Escrow Agent pursuant to the following instructions:

Wells Fargo Bank, N.A.
ABA # 121000248
BNF: Corporate Trust Clearing
A/C# 0001038377
FFC: SEI #80451500 – SRKPWest20 Subscription Escrow
Attn: Nelia Lopez (213) 614-3352

Or by check:

Payable to:	“Wells Fargo Bank, N.A.”
Memo:	“SEI #80451500 – SRKPWest20 Subscription Escrow”
Mailed to:	1900 Ave. of the Stars, Suite 310
Los Angeles, CA 90067
Attn: Ann Pan (310) 843-9300

1.8         The Company and/or Immense Fortune may, in their sole discretion, reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to a closing in relation thereto.  Neither the Company nor the Placement Agent shall be required to allocate among investors on a pro rata basis in the event of an over-subscription.

2.           Representations and Covenants of Subscriber

2.1         The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that (i) the Company will need additional capital to operate its business but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) an investor may not be able to liquidate his, her or its investment; (iv) transferability of the securities comprising the Shares is extremely limited; (v) an investor could sustain the loss of his, her or its entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business and the business and operations of the Immense Fortune Entities, and the industries, markets and geographic regions in which the Company will compete, as well as risks associated with the Offering, the Share Exchange and the other transactions contemplated herein, in the Offering Memorandum and in the Exchange Agreement, all as more fully set forth herein and in the Offering Memorandum.  For the avoidance of doubt, all references to the Company in this Section 2.1 include the Company’s business and operations after it acquires the business and operations of the Immense Fortune Entities through the Share Exchange.

3

2.2         The Subscriber represents that he, she or it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his, her or its responses to the Investor Questionnaire, the form of which is attached hereto as Exhibit A, and that he, she or it is able to bear the economic risk of an investment in the Shares.  The Subscriber must complete the applicable Investor Questionnaire to enable the Company and Immense Fortune to assess the Subscriber’s eligibility for the Offering.

2.3         The Subscriber acknowledges that he, she or it has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or he, she or it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company or Immense Fortune both to him, her or it and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his, her or its behalf, and that he, she or it recognizes the highly speculative nature of this investment.

2.4         The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Subscription Agreement, and the attachments hereto and thereto (collectively, the “Offering Documents”) and hereby represents that he, she or it has been furnished or given access by the Company or the Immense Fortune Entities during the course of this Offering with or to all information regarding the Company and the Immense Fortune Entities and their respective financial conditions and results of operations which he, she or it had requested or desired to know; that all documents which could be reasonably provided have been made available for his, her or its inspection and review; that he, she or it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company and the Immense Fortune Entities concerning the terms and conditions of the Offering, and any additional information which he, she or it had requested.  The Subscriber further represents and acknowledges that the Subscriber has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company, including, without limitation, the Shares.

2.5         The Subscriber acknowledges that this Offering of Shares may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information.  The Subscriber acknowledges that he, she or it must retain his, her or its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

2.6         The Subscriber acknowledges that this Offering of Shares has not been reviewed or approved by the United States Securities and Exchange Commission (“SEC”) because the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act.  The Subscriber represents that the Shares are being purchased for his, her or its own account, for investment and not for distribution or resale to others.  The Subscriber agrees that he, she or it will not sell or otherwise transfer any of the securities comprising the Shares unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company’s request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

2.7         The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention.  The Subscriber realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his or her representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

4

2.8         The Subscriber understands that Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, no earlier than twelve months after the Form 10 information of Immense Fortune is filed with the SEC, in addition to a six month holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act.  Except as specifically set forth in Section 4.1, the Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability.  The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of his, her or its name only when his, her or its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state “blue sky” laws or any applicable securities laws of any other country, province or jurisdiction (collectively, “Securities Laws”).  The Subscriber agrees to hold the Company, the Immense Fortune Entities and their respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him, her or it contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

2.9         The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his, her or its Shares and the Common Stock included in the Shares stating that they have not been registered under the Act and are subject to the terms of this Subscription Agreement, including the lock up restriction set forth in Section 4.10, and setting forth or referring to the restrictions on the transferability and sale thereof.

2.10       The Subscriber understands that the Company and Immense Fortune will review this Subscription Agreement and the Investor Questionnaire and, if the Subscriber is a natural person, the Company and Immense Fortune are hereby given authority by the undersigned to call his, her or its bank or place of employment.  The Subscriber further authorizes the Company and Immense Fortune to review the financial standing of the Subscriber; and the Subscriber agrees that the Company and Immense Fortune reserve the unrestricted right to reject or limit any subscription and to close the offer at any time.

2.11       The Subscriber hereby represents that the address of Subscriber furnished by his, her or it at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned’s principal residence if he or she is an individual or its principal business address if it is a corporation or other entity.

2.12       The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he, she or it must give such firm the notice required by the FINRA Conduct Rules, or any applicable successor rules of the FINRA, receipt of which must be acknowledged by such firm on the signature page hereof.  The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Shares in the ordinary course of business and, at the time of purchase of the Shares, has no agreements or understandings, directly or indirectly, with any person to distribute the Shares or any portion thereof.

5

2.13       The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by either the Company or any of the Immense Fortune Entities or their agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

2.14       The Subscriber agrees that he or she will purchase securities in the Offering only if his or her intent at such time is to make such purchase for investment purposes and not with a view toward resale.

2.15       If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that:  (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

2.16       If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares.  Such Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

2.17       The undersigned hereby covenants and agrees that neither it nor any of its affiliates has or will have an open position (e.g., short sale) in the Common Stock prior to the Registration Statement (as defined below) being declared effective by the SEC with the intent of covering such open position with Common Stock being registered in the Registration Statement.  The undersigned hereby acknowledges and understands that the SEC has taken the position that such an open position would constitute a violation of Section 5 of the Act.

6

2.18       The Subscriber acknowledges that (i) the Offering Memorandum contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Shares pursuant to a private placement that is exempt from registration under the Act.  In accordance with Regulation FD and other applicable provisions of the Securities Laws, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the Subscriber’s legal counsel, other advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information.  In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, other advisors and other representatives are prohibited from trading in the Company’s securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company.  The Subscriber agrees to indemnify and hold harmless the Company, the Immense Fortune Entities and their respective officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber’s breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company, the Immense Fortune Entities or their respective officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

2.19       The Subscriber understands and acknowledges that (i) the Shares are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

2.20       The Subscriber understands and acknowledges that he, she or it will at all times be in compliance with any and all state and federal securities and other laws, statutes and regulations regarding his, her or its ownership and/or any sale, transfer or hypothecation of the Shares or shares of the Company’s Common Stock including but not limited to those rules and regulations promulgated by the SEC, FINRA and any exchange on which the Company’s Common Stock is listed, and those of federal and state governments and other agencies such as improper short selling of the Company’s Common Stock and failure to properly file all documents required by the SEC or otherwise.

3.           Representations by the Company and the Immense Fortune Entities

Except as set forth in the reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “SEC Reports”), each of the Company and, as applicable, the Immense Fortune Entities severally represent and warrant to the Subscriber that:

3.1         Organization and Authority.  The Company and each of the Immense Fortune Entities, and each of their respective subsidiaries, (i) is a corporation or company validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, (ii) has all requisite corporate power or company power, as applicable, and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power or company power, as applicable, and authority to execute, deliver and perform their obligations under this Subscription Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

7

3.2         Qualifications.  Each of the Company and the Immense Fortune Entities, and each of their respective subsidiaries, is duly qualified to do business as a foreign corporation or foreign company, as applicable, and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries (after the effective time of the Share Exchange), taken as a whole.

3.3         Capitalization of the Company.  Immediately after the effective time of the Share Exchange (but before any Closing of this Offering), the authorized capital stock of the Company will consist of 100,000,000 shares of Common Stock, $0.0001 par value per share and 10,000,000 shares of “blank check” Preferred Stock, par value $0.0001 per share.  Of the authorized capital stock of the Company, immediately after the effective time of the Share Exchange and including the Shares of Common Stock issued in the Offering, assuming it is fully subscribed at such effective time, and assuming the cancellation of the Maximum Cancelled Shares and the Maximum Cancelled Warrants pursuant to the Share and Warrant Cancellation Agreement at the effective time (as such terms are defined in the Share and Warrant Cancellation Agreement), there will be outstanding 25,706,481 shares of Common Stock and 2,293,519 warrants to purchase shares of Common Stock, and no options to purchase shares of Common Stock.  Except as disclosed in the SEC Reports or the Offering Documents, there are no additional outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  Except as described in the Offering Documents, the issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.  The shares of the Company’s capital stock outstanding immediately after the effective time of the Share Exchange (but before the closing of the Offering) are or will be duly authorized and validly issued and are or will be fully paid and nonassessable.  None of the outstanding shares of Common Stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company.  No holder of any of the Company’s securities has any rights, “demand,” “piggy-back” or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined below), except as contemplated by the Exchange Agreement. The Shares to be issued to the Subscriber have been duly authorized, and when issued and paid for in accordance with this Subscription Agreement, the Common Stock will be duly and validly issued, fully paid and non-assessable will be duly and validly issued, fully paid and non-assessable.

3.4         Authorization.  The Offering Documents have been duly and validly authorized by the Company and the Immense Fortune Entities.  This Subscription Agreement, assuming due execution and delivery by the Subscriber, when the Subscription Agreement is executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

8

3.5         Non-Contravention.  The execution and delivery of the Offering Documents by the Company and the Immense Fortune Entities, the issuance of the Shares as contemplated by the Offering Documents and the completion by the Company and the Immense Fortune Entities of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or the Immense Fortune Entities or their respective subsidiaries, (ii) conflict with or result in a breach by the Company or the Immense Fortune Entities or their respective subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or the Immense Fortune Entities or their respective subsidiaries, pursuant to any agreements, instruments or documents filed as exhibits to the SEC Reports or any indenture, mortgage, deed of trust or other agreement or instrument to which any of the Immense Fortune Entities or any of their subsidiaries is a party or by which the Immense Fortune Entities or any of their subsidiaries or any of their properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Immense Fortune Entities and their respective subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company or the Immense Fortune Entities to perform their obligations under the Offering Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Immense Fortune Entities or any of their subsidiaries or any of their respective properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries (after the effective time of the Share Exchange), taken as a whole, or the validity or enforceability of, or the ability of the Company or the Immense Fortune Entities to perform their obligations under the Offering Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries (after the effective time of the Share Exchange) to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof.

3.6         Information Provided.   The Company hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum, the SEC Reports as provided by the Company (or the Company’s authorized representatives) to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3.6, any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3.6 to the extent that a statement in any document included in such information which was prepared and furnished to the Subscriber on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared and furnished or filed statement so states.  Each of the Immense Fortune Entities hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum and Offering Documents provided by the Immense Fortune Entities (or their authorized representatives) to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

9

3.7         Absence of Certain Proceedings.  Except as disclosed in the SEC Reports, neither the Company nor any of the Immense Fortune Entities is aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company or any of the Immense Fortune Entities or any of their respective subsidiaries, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or the Immense Fortune Entities, or the transactions contemplated by the Offering Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company or the Immense Fortune Entities to perform their obligations under, the Offering Documents; and to the Company’s and each of the Immense Fortune Entities’ knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company or the Immense Fortune Entities or any of their current or former directors or officers.

3.8         Compliance with Law.  Neither the Company nor the Immense Fortune Entities nor any of their respective subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries (after the effective time of the Share Exchange), taken as a whole; and to the knowledge of the Company and the Immense Fortune Entities there is no pending investigation that would reasonably be expected to lead to such a claim.

3.9         Tax Matters.  The Company, the Immense Fortune Entities and each of their respective subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or the Immense Fortune Entities or any of their respective subsidiaries which has had (nor does the Company or the Immense Fortune Entities or any of their respective subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or the Immense Fortune Entities or any of their respective subsidiaries, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company or any of its subsidiaries (after the effective time of the Share Exchange), taken as a whole.

10

4.           Registration Rights

4.1         Registration Requirement.  Subject to the terms and limitations hereof, the Company shall file a registration statement on Form S-1 or other appropriate registration document under the Act (the “Registration Statement”) for resale of the Shares (the “Registrable Securities”) and shall use its reasonable best efforts to maintain the Registration Statement effective for a period of twelve (12) months at the Company’s expense (the “Effectiveness Period”).  The Company shall file such Registration Statement no later than thirty (30) days after the final Closing of the Offering (the “Registration Filing Date”), and shall use reasonable best efforts to cause such Registration Statement to become effective within one hundred and fifty (150) days after the Registration Filing Date, or one hundred eighty (180) days after the Registration Filing Date if the Registration Statement is subject to a full review by the SEC.

4.2         Limitation to Registration Requirement.  Notwithstanding the foregoing, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this Section 4: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Potential Material Event (defined below) pursuant to Section 4.6 hereof.

4.3         Expenses of Registration.  Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Subscription Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration.  All underwriting discounts, selling commissions and expense allowances applicable to the sale by Subscriber of Registrable Securities and all fees and disbursements of counsel for the Subscriber shall be borne by the Subscriber.

4.4         Indemnification.

(a)           To the extent permitted by law the Company will indemnify each Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, with respect to each registration, qualification or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and subject to the provisions of Section 4.4(c) below, will reimburse each such Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling such Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by (or on behalf of) such Subscriber or underwriter, or if the person asserting any such loss, claim, damage or liability (or action or proceeding in respect thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities to such person because of the failure of the Subscriber or underwriter to so provide such amended preliminary or final prospectus (or the final prospectus as amended and supplemented); provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Subscriber, any such partner, officer, director, employee, agent or controlling person of such Subscriber, or any such underwriter or any person who controls any such underwriter; provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the portion of net proceeds represented by the Registrable Securities pursuant to this Subscription Agreement.

11

(b)           To the extent permitted by law, each Subscriber whose Registrable Securities are included in any registration, qualification or compliance effected pursuant to this Subscription Agreement will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such Subscriber and each of their officers, directors, partners, agents and  employees, and each person controlling such Subscriber, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Subscribers, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Subscriber; provided, however, that the obligations of any Subscriber hereunder shall be limited to an amount equal to the net proceeds to such Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Subscriber, which consent shall not be unreasonably withheld or delayed.

12

(c)           Each party entitled to indemnification under this Section (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)           If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.5         Transfer or Assignment of Registration Rights.  Subject to Section 4.10 of this Subscription Agreement, the Registrable Securities, and any related benefits to the Subscriber hereunder may be transferred or assigned by the Subscriber to a permitted transferee or assignee, as reasonably determined by the Company, provided that the Company is given written notice of such transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such Registrable Securities shall be deemed to have assumed the obligations of the Subscriber under this Subscription Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the Subscriber.

13

4.6         Registration Procedures.  In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company will keep the Subscriber advised in writing as to the initiation of each registration and as to the completion thereof.  The Company will:

(a)           Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such registration statement;

(b)           Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a registration statement or any amendment thereto.

(c)           Notify the Subscriber as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one (1) trading day following the day (A) when a prospectus or any prospectus supplement or post-effective amendment to a registration statement is proposed to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

(d)           Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the Subscriber may reasonably request;

(e)           Furnish to the Subscriber, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

(f)           Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

(g)          Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies the Subscriber in writing of the existence of an event or circumstance that is not disclosed in the Registration Statement and that may have a material effect on the Company or its business (a “Potential Material Event”), the Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Subscriber that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; provided, that the Company may not so suspend the right of Subscriber for more than 120 days in the aggregate.

4.7         Statement of Beneficial Ownership.  The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Subscriber and the controlling person thereof and any other such information regarding the Subscriber, the Registrable Securities held by the Subscriber and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the Subscriber’s Registrable Securities.  The Subscriber hereby understands and agrees that the Company may, in its sole discretion, exclude the Subscriber’s shares of Common Stock from the Registration Statement in the event that the Subscriber fails to provide such information requested by the Company within the time period reasonably specified by the Company or is required to do so by law or the SEC.

14

4.8         Compliance.  Subscriber covenants and agrees that if the Shares are sold under a registration statement, that the Shares will only be disposed of pursuant to an effective statement  under, and in compliance with the requirements of, the Act, including in accordance with the plan of distribution set forth in the registration statement and in compliance with the prospectus delivery requirements of the Act as applicable to such Subscriber in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.  Subscriber understands and acknowledges that the Company and the Company’s counsel may rely on the statements and covenants made in this Section for purposes of providing a legal opinion to the transfer agent for removal of a restrictive legend under the Act.

4.9         Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act of any of its Common Stock, other than an offering of securities issued pursuant to a Strategic Issuance (as defined below) and other than a Form S-4 or Form S-8 registration statement (each as promulgated under the Act or their then equivalents relating to equity securities to be issued solely in connection with any business combination transaction, acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the  Subscriber (together with any other holders of its Common Stock possessing “piggyback registration rights” comparable to those granted to the Subscriber hereunder (“Rightsholders”)) written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Subscriber shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Subscriber requests to be registered; provided that the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144 promulgated under the Act; and provided further that the Company may, without the consent of the Subscriber, withdraw such registration statement before its becoming effective if the Company or other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereunder.  If the registration statement is being filed for an underwritten public offering, the Subscriber must timely execute and deliver the usual and customary agreement among the Company, such Subscriber and the underwriters relating to the registration including a lock-up agreement if requested by the underwriters with respect to any shares of Common Stock not included in the registration, on terms no less favorable than those agreed to by the Company, its directors and its officers.  If the registration statement is being filed for an underwritten offer and sale by the Company of securities for its own account and the managing underwriters advise the Company in writing that in their opinion the offering contemplated by the registration statement cannot be successfully completed if the Company were to also register the Registrable Shares of the Subscriber requested to be included in such registration statement, then the Company will include in the registration: (i) first, any securities the Company proposes to sell, (ii) second, any securities of any person whose securities are being registered as a result of the exercise of a demand registration right, and (iii) third, that portion of the aggregate number of shares being requested for inclusion in the registration statement by (X) the Subscriber and (Y) all other Rightsholders, which in the opinion of such managing underwriters can successfully be sold, such number of shares to be taken pro rata from the Rightsholders on the basis of the total number of shares being requested for inclusion in the registration statement by each Rightsholder.  “Strategic Issuance” shall mean an issuance of securities: (i) in connection with a “corporate partnering” transaction or a “strategic alliance” (as determined by the Board of Directors of the Company in good faith); (ii) in connection with any financing transaction in respect of which the Company is a borrower; or (iii) to a vendor, lessor, lender, or customer of the Company, or a research, manufacturing or other commercial collaborator of the Company, in a transaction approved by the Board of Directors, provided in any case, that such issuance is not being made primarily for the purpose of avoiding compliance with this Subscription Agreement.

15

4.10       “Lock-Up” Agreement.

(a)           The Subscriber agrees that it, he or she shall not, directly or indirectly sell, assign, exchange, distribute, offer to sell, contract to sell (including, without limitation, any short sale), hypothecate, pledge, grant any option to purchase or otherwise transfer or dispose of any Shares of the Company held by it, him or her and purchased further to this Subscription Agreement, at any time from the date hereof except as provided below (the “Lock-Up Restrictions”).

(b)           If the aggregate dollar amount of shares sold in the underwritten public offering, including the dollar amount of shares sold in any over-allotment options exercised in connection therewith (the “Public Offering”), that the Company intends to conduct in connection with its application for listing or quotation of the Company's Common Stock on either the New York Stock Exchange, NYSE Amex, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board (the “Listing”) is in an amount that is equal to or greater than $5 million, the Lock-Up Restrictions shall be released in full on the date that is six (6) months from the date of such Listing (the “Listing Date”).

(c)           If the aggregate dollar amount of shares sold by the Company in the Public Offering is less than $5 million, one-tenth (1/10) of the Shares acquired hereunder shall be automatically released from the Lock-Up Restrictions on the date that is ninety (90) days after the Listing Date (the “Initial Release Date”) and thereafter the Shares will be released every thirty (30) days after the Initial Release Date on a pro rata basis over the next nine (9) months.

(d)           Notwithstanding anything in this Section 4.10, there shall be no release from the Lock-Up Restrictions, in any event, until and unless the Subscriber provides written confirmation (the “Confirmation”) to WestPark and the Company that he, she or it is and has at all times been in compliance with the provisions of Section 2.20 herein, it being understood and agreed that the failure to provide such written confirmation shall be sufficient grounds to allow WestPark to decline, in its sole discretion, to allow the automatic release of such Shares until the expiration in totality of the referenced Lock-Up Restrictions.

(e)           WestPark Capital, Inc., in its discretion, may release some or all the Shares earlier than the schedule set forth in this section provided however that any such earlier release shall be made pro rata with respect to all shares sold in the Offering.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to and place restrictive legends (the “Lock-Up Legend”) with the Company’s transfer agent on the certificates evidencing the Shares of the Company, and the Subscriber agrees to further execute a lock-up agreement which encompasses the terms of this Section 4.10, in substantially the form attached hereto as Exhibit B, the Lock-Up Legend being set forth and defined in such agreement.

16

5.           Miscellaneous

5.1         Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, Quastisky Building, P.O. Box 4389, Road Town Tortola, British Virgin Islands, Attention: Wu Zuxi, with a copy to (which shall not constitute notice) K&L Gates LLP, 10100 Santa Monica Blvd., Seventh Floor, Los Angeles, California 90067, Attention: Thomas J. Poletti, Esq., and to the Subscriber at his address indicated on the signature page of this Subscription Agreement.  Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2         This Subscription Agreement may be amended through a written instrument signed by the Subscriber, the Immense Fortune Entities and the Company; provided, however, that the terms of Section 4 of this Subscription Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Shares in the Offering and at least holders of a majority of the Shares sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of Shares.

5.3         This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4         Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

5.5         This Subscription Agreement may be executed in counterparts.  It shall not be binding upon the Company and the Immense Fortune Entities unless and until it is accepted by the Company and the Immense Fortune Entities.  Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.  This Agreement may be executed and delivered by facsimile.

5.6         The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

5.7         It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.8         The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

17

5.9         The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement.

5.10       The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Shares in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers.  Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.  The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the Exchange Act) in negotiating and entering into this Subscription Agreement or purchasing the Shares or acquiring, disposing of or voting any of the underlying shares of Common Stock.  The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

[SIGNATURE PAGE FOLLOWS]

18

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

Full Legal Name of Subscriber (Please print)	Full Legal Name of Co-Subscriber (if applicable)

Signature of (or on behalf of) Subscriber	Signature of or on behalf of Co-Subscriber (if applicable)
Name:
Title:

Address of Subscriber	Address of Co-Subscriber (if applicable)

Social Security or Taxpayer	Social Security or Taxpayer Identification
Identification Number of Subscriber	Number of Co-Subscriber (if applicable)

Total dollar amount of investment

No. of Shares subscribed for equals the investment dollar amount divided by the per Share purchase price calculated pursuant to Section 1.2 of this Subscription Agreement; no fractional shares; no rounding up

Subscription Agreed to and Accepted

SRKP 20, INC.		IMMENSE FORTUNE HOLDINGS LIMITED

By:		By:
Name:	Richard Rappaport	Name:	Wu Zuxi
Title:	President	Title:	Director

LEGEND MEDIA HOLDINGS HK LIMITED		FEIGEDA ELECTRONIC (SZ) CO., LTD.

By:		By:
Name:	Chien-Lung Lee	Name:	Wu Zuxi
Title:	Director	Title:	Chairman

19

EXHIBIT A-1

Corporate Investor and Selling Stockholder Questionnaire

Name:

IMPORTANT: Please Complete.

CORPORATE INVESTOR AND SELLING STOCKHOLDER QUESTIONNAIRE

SRKP 20, INC.
IMMENSE FORTUNE HOLDINGS LIMITED

SRKP 20, Inc.
c/o WestPark Capital, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067
Attention:  Ann Pan

Immense Fortune Holdings Limited
Quastisky Building
P.O. Box 4389
Road Town Tortola
British Virgin Islands
Attention: Wu Zuxi

The information contained in this Corporate Investor and Selling Stockholder Questionnaire is being furnished in order to determine whether the undersigned Corporation’s subscription to purchase shares of common stock (the “Shares”) of Immense Fortune Holdings Limited and SRKP 20, Inc. (collectively referred to as the “Company”), may proceed.  In addition, the Company will prepare and file a registration statement (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) to register the Shares in the Company held by certain stockholders as to be indicated in the Registration Statement pursuant to which such stockholders, including shares purchased in the private offering, may sell his, her or its Shares.

This Questionnaire should be completed, signed, dated and a copy should be sent to WestPark Capital, Inc. (the “Placement Agent”) via facsimile at (310) 443-3531 or electronic format (e.g., PDF) to apan@wpcapital.com.  Please keep a copy for your files.

A-1 (1)

You must complete, sign and return this Questionnaire in order to be eligible to purchase the Shares in the private offering and to sell your Shares under the Registration Statement.  The Company intends to update the information regarding selling stockholders in the Registration Statement based on information received in this Questionnaire.  The Company requires this information to respond to SEC comments and make proper disclosures regarding the Selling Stockholder Table.

Please review and answer all questions below.  If appropriate, use the words “None”, “Not Applicable” or “N/A”.  Unless otherwise indicated, please answer every question as of the date you complete this Questionnaire.

IF YOUR ANSWER TO ANY QUESTION IS "YES," PLEASE FURNISH ALL RELEVANT EXPLANATORY INFORMATION IN THE SPACE PROVIDED AT THE END OF THE PARTICULAR QUESTION OR ON A SEPARATE SHEET OF PAPER AND ATTACH THE SHEET TO THE END OF THIS QUESTIONNAIRE.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  The undersigned Corporation understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares in the Company is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws.  Further, the undersigned Corporation understands that the offering is required to be reported to the SEC and to various state securities or “blue sky” regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE CORPORATION.

☐ 1.	Each of the shareholders of the undersigned Corporation is able to certify that such shareholder meets at least one of the following two conditions:

(a)	The shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

(b)
The shareholder is a natural person who had an individual income* in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 this year.

☐ 2.
Each of the shareholders of the undersigned Corporation is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 this year.

☐ 3.	The undersigned Corporation: (a) was not formed for the specific purpose of acquiring the Shares; and (b) has total assets in excess of $5,000,000.

* For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities.  In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

A-1 (2)

IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION I, ABOVE, AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH SHAREHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR AND SELLING STOCKHOLDER QUESTIONNAIRE (PAGES A-2 (1) TO A-2 (10)).

II.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the Corporation’s purchase of Shares will be solely for the Corporation’s own account and not for the account of any other person or entity;

(b)	that the Corporation’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

☐ (i)	the Corporation is a corporation organized in or under the laws of the United States or any political subdivision thereof.

☐ (ii)
the Corporation is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(1) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

☐ (iii)	neither (1) nor (ii) above is true.

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE CORPORATION)

Name:

A-1 (3)

Principal Place of Business:
(Number and Street)

(City)	(State) (Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State) (Zip Code)

Telephone Number:
(Area Code) (Number)

Facsimile Number:
(Area Code) (Number)

State of Incorporation:

Date of Formation:

Taxpayer Identification Number:

FINRA Affiliation or Association of the Corporation, if any:

If none, check here     ☐

Number of Shareholders:
(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:

Position or Title:

IV.	BENEFICIAL OWNERSHIP OF THE EQUITY SECURITIES OF THE COMPANY

The undersigned holder (the “Selling Stockholder”) is the beneficial owner* of the securities described herein and hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

A-1 (4)

(a)	List the name, address, title, phone number and email address of the natural person or persons who will possess voting and investment power over the Shares subscribed for herein:

Name of Natural Person(s):

Address:

Title (if any):

Phone:

Email address (if any):

(b)	Full legal name of registered holder (if not the same as in Item III above) of securities listed in (c) below: ________________________________________________________

(c)
In the table below, list all equity securities of the Company or any of its subsidiaries that the Selling Stockholder owned beneficially* (directly or indirectly) as of the most recent practicable date.

Use the letter “D” to indicate your direct beneficial ownership*.

Use the letter “I” to indicate your indirect beneficial ownership* interests (for example:  as an executor, trustee or guardian; as the beneficiary of a trust or estate; through a partnership or personal holding company; or owned by your spouse, minor children or relatives residing in your home).

Use the letter “R” to indicate any securities of which you or any such family member have the right to acquire (through exercise of options, warrants or other derivative security) beneficial ownership* and note the dates when the right is exercisable in the Remarks column (e.g., vesting schedule).  You should do this for all securities you have the right to acquire, whether or not you expect to exercise such right.

If there are any other beneficial owners* of those equity securities, name them also in the Remarks column and indicate the nature of beneficial ownership (e.g., position with entity, voting and/or disposition power).  If you need additional space, please use and attach a separate sheet of paper.

A-1 (5)

Name(s) of Beneficial Owner(s)	“D” “I” “R”	Type of Security (e.g., Shares, Warrants, Options)	No. of Securities	Remarks

(d)	Do you, or does any person listed above as a beneficial owner*, share with another person (i) the voting power and/or (ii) the investment power with respect to any of such securities?

YES  __________                                           NO  __________

If “Yes,” please describe.

(e)           Do you disclaim beneficial ownership* of any specific securities listed above?

YES  __________                                           NO  __________

If “Yes,” please describe.

V.	RELATIONSHIPS WITH THE COMPANY

Except as set forth below, neither the Selling Stockholder nor any of its Affiliates*, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship* with the Company (or its predecessors or Affiliates*) during the past three (3) years.

State any exceptions here, if any:

A-1 (6)

VI.	BROKER-DEALERS

(a)	Are you a registered broker-dealer*?

YES _____ NO _____

(b)	Are you an affiliate* of a broker-dealer*?

YES _____ NO _____

If your answer is “YES” to (a) or (b) above, please provide the following information (provide responses to ALL items, including if “N/A” or “None”):

(i)	Did you receive the shares as underwriting compensation?

YES _____ NO _____

(ii)	Did you acquire the shares with a view toward distribution?

YES _____ NO _____

(iii)	Did you acquire the securities in the ordinary course of business?

YES _____ NO _____

(iv)
At the time of acquisition of the securities, did you have any agreements, arrangements or understandings, directly or indirectly, with any person to distribute the securities; and if so, please provide the details of such agreements, arrangements or understandings (e.g., parties, volume limitations, conditions of termination)?

YES _____ NO _____

(v)	The nature of your affiliation or association with such broker-dealer*, if applicable:

(vi)	Information as to your relationship with the Company (including participation in any capacity in the original placement of the securities):

(vii)	Whether you are in the business of underwriting securities:

(viii)	The date such securities were acquired:

(ix)	The price paid or other consideration provided for your securities:

A-1 (7)

NOTE:  If you are a broker-dealer* that did not receive the securities as underwriting compensation or an affiliate* of a broker-dealer* that acquired the securities with a view toward distribution, then you will be named as an underwriter in the Registration Statement.

VII.	SIGNATURE

The Signature Page to this Questionnaire is contained on page A-1 (10), entitled Corporation Signature Page.

A-1 (8)

Corporation Signature Page

SRKP 20, INC.
IMMENSE FORTUNE HOLDINGS LIMITED

The undersigned represents that the information contained in this Questionnaire is complete and accurate.  The undersigned understands that this information will be used in connection with the Registration Statement that will be filed by the Company with the SEC seeking to register the Company’s issued and outstanding Shares as of the date indicated in the Registration Statement under to the Securities Act of 1933, as amended.

If, at any time prior to the sale of the undersigned’s Shares under the Registration Statement, any of the information set forth in the undersigned’s responses to this Questionnaire has changed, or any development occurs which requires a change in the undersigned’s answers, or has for any other reason become incorrect, the undersigned will promptly furnish any necessary or appropriate correcting information to (i) WestPark Capital, Inc., 1900 Avenue of the Stars, Suite 310, Los Angeles, CA 90067, Attention: Ann Pan, phone number (310) 843-9300, facsimile (310) 443-3531 and (ii) Scott Galer, Esq., counsel to WestPark Capital, Inc., at Stubbs, Alderton & Markiles, LLP, 15260 Venture Boulevard, 20th Floor, Sherman Oaks, California 91403, phone number (818) 444-4500, facsimile (818) 444-4520.  The undersigned understands and agrees that this Questionnaire, as completed by the undersigned, and the undersigned’s further communications regarding the matters contemplated herein, will be relied upon by the Company.

The undersigned understands that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities to the Company, to each officer and director of the Company signing the Registration Statement and other persons signing such documents.  The undersigned will notify the Company of any such misstatement of a material fact in the Registration Statement or any amendment thereto related to the information contained in this Questionnaire, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after, and if, the undersigned becomes aware of any such misstatement.

The undersigned Corporation hereby represents and warrants that the person signing this Questionnaire on behalf of the Corporation has been duly authorized by all requisite action on the part of the Corporation to acquire the Shares and sign this Questionnaire and this Subscription Agreement on behalf of the Corporation and, further, that the undersigned Corporation has all requisite authority to purchase the Shares and enter into the Subscription Agreement.

[SIGNATURE PAGE FOLLOWS]

A-1 (9)

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date

Name of Corporation
(Please Type or Print)

By:
Signature

Name:
(Please Type or Print)

Title:
(Please Type or Print)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

A-1 (10)

APPENDIX 1
DEFINITIONS

For the purpose of this Questionnaire, the following definitions apply:

Affiliate means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another specified person.

Beneficial Ownership, under the rules and pronouncements of the SEC, includes a wide range of direct and indirect rights and interests in securities.  Direct beneficial ownership includes securities registered in your name, individually or jointly with others, as well as securities held for your account by a bank, broker, custodian, agent or nominee.  In the view of the SEC, you are deemed to be the indirect beneficial owner of securities held in the name of your spouse, your minor children or any relative of yours or your spouse who shares your home, in the absence of facts demonstrating the contrary (for example, legal separation from your spouse).  In addition, you may also have a reportable indirect beneficial interest in securities owned by a partnership, estate or trust in which you have a beneficial interest or in securities owned by a personal holding company of which you are a control person.

Under the SEC’s rules, you are deemed to be the beneficial owner of any securities over which you have, or share, directly or indirectly (by any contract, arrangement, understanding, relationship or otherwise) “voting power” and/or “investment power.”  For this purpose, “voting power” includes the power to vote, or to direct the voting of, securities, and “investment power” includes the power to dispose of, or to direct the disposition of, securities.

Also, you are deemed to be the beneficial owner of securities which you have the right to acquire beneficial ownership of within 60 days (whether or not you expect to exercise such right), including but not limited to any right to acquire securities (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

In this Questionnaire, please include the full amount of securities in which you have any beneficial ownership interest as described above, even though another individual or entity may also have a beneficial ownership interest in the same securities.

Broker-Dealer:  The term “broker” generally means any person engaged in the business of effecting transactions in securities for the account of others (Section 3(a)(4) of the Exchange Act). The term “dealer” generally means any person engaged in the business of buying and selling securities for such person’s own account through a broker or otherwise. (Section 3(a)(5) of the Exchange Act).  Broker-dealers are required to be registered pursuant to Section 15(a) of the Exchange Act.

A-1 (11)

Control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another person, whether through the ownership of voting securities, by contract or otherwise.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Material Relationship.  The term “material relationship” is to be determined on the basis of the significance of the information in light of all the circumstances of the particular case, including but not limited to the likelihood that a reasonable investor would attach importance to the information when making an investment decision with respect to the securities of the Company.  “Material” has not been defined by the Securities and Exchange Commission (the “SEC”).  The SEC, however, is likely to construe as material any relationship which tends to impact arm’s length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise.  For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

A-1 (12)

EXHIBIT A-2

Individual Investor and Selling Stockholder Questionnaire

Name:

IMPORTANT: Please Complete.

INDIVIDUAL INVESTOR AND SELLING STOCKHOLDER QUESTIONNAIRE

SRKP 20, INC.
IMMENSE FORTUNE HOLDINGS LIMITED

SRKP 20, Inc.
c/o WestPark Capital, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067
Attention: Ann Pan

Immense Fortune Holdings Limited
Quastisky Building
P.O. Box 4389
Road Town Tortola
British Virgin Islands
Attention: Wu Zuxi

The information contained in this Individual Investor and Selling Stockholder Questionnaire is being furnished in order to determine whether the undersigned’s subscription to purchase Shares (the “Shares”) of Immense Fortune Holdings Limited and SRKP 20, Inc. (collectively referred to as the “Company”), may proceed. In addition, the Company will prepare and file a registration statement (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) to register the Shares in the Company held by certain stockholders as to be indicated in the Registration Statement pursuant to which such stockholders, including shares purchased in the private offering, may sell his, her or its Shares.

This Questionnaire should be completed, signed, dated and a copy should be sent to WestPark Capital, Inc. (the “Placement Agent”) via facsimile at (310) 443-3531 or electronic format (e.g., PDF) to apan@wpcapital.com. Please keep a copy for your files.

You must complete, sign and return this Questionnaire in order to be eligible to purchase the Shares in the private offering and to sell your Shares under the Registration Statement. The Company intends to update the information regarding selling stockholders in the Registration Statement based on information received in this Questionnaire. The Company requires this information to respond to SEC comments and make proper disclosures regarding the Selling Stockholder Table.

A-2 (1)

Please review and answer all questions below. If appropriate, use the words “None”, “Not Applicable” or “N/A”. Unless otherwise indicated, please answer every question as of the date you complete this Questionnaire.

IF YOUR ANSWER TO ANY QUESTION IS "YES," PLEASE FURNISH ALL RELEVANT EXPLANATORY INFORMATION IN THE SPACE PROVIDED AT THE END OF THE PARTICULAR QUESTION OR ON A SEPARATE SHEET OF PAPER AND ATTACH THE SHEET TO THE END OF THIS QUESTIONNAIRE.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned individual understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares in the Company is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned individual understands that the offering is required to be reported to the SEC and to various state securities or “blue sky” regulators.

IF YOU ARE PURCHASING SHARES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-2 (10)).

IF YOU ARE PURCHASING SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-2 (1) to A-2 (10) and return both completed Questionnaires to WestPark Capital, Inc. in the same envelope.

I.	PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SHARES:

☐	Individual

☐	Joint Tenants (rights of survivorship)

☐	Tenants in Common (no rights of survivorship)

II.	PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLY TO YOU.

☐	1. I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

☐
2.          I have had an individual income* in excess of $200,000 in each of the previous two years and I reasonably expect an individual income in excess of $200,000 this year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

A-2 (2)

☐	3. My spouse and I have had a joint income* in excess of $300,000 in each of the previous two years and I reasonably expect a joint income in excess of $300,000 this year.

☐	4. I am a director and/or an executive officer of Company as such terms are defined in Regulation D promulgated under the Securities Act of 1933, as amended.

* For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

III.	OTHER CERTIFICATIONS

By signing the Signature Page, I certify the following (or, if I am purchasing Shares with my spouse as co-owner, each of us certifies the following):

(a)	that I am at least 21 years of age;

(b)	that my purchase of Shares will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

(c)	that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(d)	that one of the following is true and correct (check one):

Spouse, if Co-owner

☐	(i)	I am a United States citizen or resident of the United States for United States federal income tax purposes.

☐	(ii)	I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

IV.	GENERAL INFORMATION

Name:

Social Security or Taxpayer Identification Number:

Residence Address:
(Number and Street)

(City)	(State) (Zip Code)

A-2 (3)

Residence Telephone Number:
(Area Code) (Number)

Residence Facsimile Number:
(Area Code) (Number)

Name of Business:

Business Address:
(Number and Street)

(City)	(State) (Zip Code)

Business Telephone Number:
(Area Code) (Number)

Business Facsimile Number:
(Area Code) (Number)

I prefer to have correspondence sent to:  ☐ Residence  ☐ Business

FINRA Affiliation or Association, if any:

If none, check here ☐

Spouse, if Co-owner

Name:

Social Security or Taxpayer Identification Number:

Residence Address:
(Number and Street)

(City)	(State) (Zip Code)

Residence Telephone Number:
(Area Code) (Number)

Residence Facsimile Number:
(Area Code) (Number)

Name of Business:

Business Address:
(Number and Street)

(City)	(State) (Zip Code)

Business Telephone Number:
(Area Code) (Number)

A-2 (4)

Business Facsimile Number:
(Area Code) (Number)

I prefer to have correspondence sent to:  ☐ Residence          ☐ Business

FINRA Affiliation or Association, if any:

If none, check here ☐

V.	BENEFICIAL OWNERSHIP OF THE EQUITY SECURITIES OF THE COMPANY

The undersigned holder (the “Selling Stockholder”) is the beneficial owner* of the securities described herein and hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

(a)	Full legal name of registered holder (if not the same as in Item IV above) of securities listed in (b) below: ________________________________________________________

(b)
In the table below, list all equity securities of the Company or any of its subsidiaries that the Selling Stockholder owned beneficially* (directly or indirectly) as of the most recent practicable date.

Use the letter “D” to indicate your direct beneficial ownership*.

Use the letter “I” to indicate your indirect beneficial ownership* interests (for example: as an executor, trustee or guardian; as the beneficiary of a trust or estate; through a partnership or personal holding company; or owned by your spouse, minor children or relatives residing in your home).

Use the letter “R” to indicate any securities of which you or any such family member have the right to acquire (through exercise of options, warrants or other derivative security) beneficial ownership* and note the dates when the right is exercisable in the Remarks column (e.g., vesting schedule). You should do this for all securities you have the right to acquire, whether or not you expect to exercise such right.

If there are any other beneficial owners* of those equity securities, name them also in the Remarks column and indicate the nature of beneficial ownership (e.g., position with entity, voting and/or disposition power). If you need additional space, please use and attach a separate sheet of paper.

A-2 (5)

Name(s) of Beneficial Owner(s)	“D” “I” “R”	Type of Security (e.g., Shares, Warrants, Options)	No. of Securities	Remarks

(c)	Do you, or does any person listed above as a beneficial owner*, share with another person (i) the voting power and/or (ii) the investment power with respect to any of such securities?

YES __________              NO __________

If “Yes,” please describe.

(d)           Do you disclaim beneficial ownership* of any specific securities listed above?

YES __________              NO __________

If “Yes,” please describe.

VI.	RELATIONSHIPS WITH THE COMPANY

Except as set forth below, neither the Selling Stockholder nor any of its Affiliates*, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship* with the Company (or its predecessors or Affiliates*) during the past three (3) years.

State any exceptions here, if any:

A-2 (6)

VII.	BROKER-DEALERS

(a)	Are you a registered broker-dealer*?

YES _____ NO _____

(b)	Are you an affiliate* of a broker-dealer*?

YES _____ NO _____

If your answer is “YES” to (a) or (b) above, please provide the following information (provide responses to ALL items, including if “N/A” or “None”):

(i)	Did you receive the shares as underwriting compensation?

YES _____ NO _____

(ii)	Did you acquire the shares with a view toward distribution?

YES _____ NO _____

(iii)	Did you acquire the securities in the ordinary course of business?

YES _____ NO _____

(iv)
At the time of acquisition of the securities, did you have any agreements, arrangements or understandings, directly or indirectly, with any person to distribute the securities; and if so, please provide the details of such agreements, arrangements or understandings (e.g., parties, volume limitations, conditions of termination)?

YES _____ NO _____

(v)	The nature of your affiliation or association with such broker-dealer*, if applicable:

(vi)	Information as to your relationship with the Company (including participation in any capacity in the original placement of the securities):

(vii)	Whether you are in the business of underwriting securities:

(viii)	The date such securities were acquired:

(ix)	The price paid or other consideration provided for your securities:

A-2 (7)

NOTE: If you are a broker-dealer* that did not receive the securities as underwriting compensation or an affiliate* of a broker-dealer* that acquired the securities with a view toward distribution, then you will be named as an underwriter in the Registration Statement.

VIII.	SIGNATURE

The Signature Page to this Questionnaire is contained on page A-2 (10), entitled Individual Signature Page.

A-2 (8)

INDIVIDUAL SIGNATURE PAGE

SRKP 20, INC.
IMMENSE FORTUNE HOLDINGS LIMITED

The undersigned represents that the information contained in this Questionnaire is complete and accurate. The undersigned understands that this information will be used in connection with the Registration Statement that will be filed by the Company with the SEC seeking to register the Company’s issued and outstanding Shares as of the date indicated in the Registration Statement under to the Securities Act of 1933, as amended.

If, at any time prior to the sale of the undersigned’s Shares under the Registration Statement, any of the information set forth in the undersigned’s responses to this Questionnaire has changed, or any development occurs which requires a change in the undersigned’s answers, or has for any other reason become incorrect, the undersigned will promptly furnish any necessary or appropriate correcting information to (i) WestPark Capital, Inc., 1900 Avenue of the Stars, Suite 310, Los Angeles, CA 90067, Attention: Ann Pan, phone number (310) 843-9300, facsimile (310) 443-3531 and (ii) Scott Galer, Esq., counsel to WestPark Capital, Inc., at Stubbs, Alderton & Markiles, LLP, 15260 Venture Boulevard, 20th Floor, Sherman Oaks, California 91403, phone number (818) 444-4500, facsimile (818) 444-4520.

The undersigned understands and agrees that this Questionnaire, as completed by the undersigned, and the undersigned’s further communications regarding the matters contemplated herein, will be relied upon by the Company.

The undersigned understands that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities to the Company, to each officer and director of the Company signing the Registration Statement and other persons signing such documents. The undersigned will notify the Company of any such misstatement of a material fact in the Registration Statement or any amendment thereto related to the information contained in this Questionnaire, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after, and if, the undersigned becomes aware of any such misstatement.

[SIGNATURE PAGE FOLLOWS]

A-2 (9)

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date

Name
(Please Type or Print)

Signature

Name of Spouse, if Co-owner
(Please Type or Print)

Signature of Spouse, if Co-owner

IF YOU ARE PURCHASING SHARES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE (PAGE A-2 (10)). IF YOU ARE PURCHASING SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-2 (1) to A-2 (10) and return both completed Questionnaires to WestPark Capital, Inc. in the same envelope.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

A-2 (10)

APPENDIX 1

DEFINITIONS

For the purpose of this Questionnaire, the following definitions apply:

Affiliate means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another specified person.

Beneficial Ownership, under the rules and pronouncements of the SEC, includes a wide range of direct and indirect rights and interests in securities. Direct beneficial ownership includes securities registered in your name, individually or jointly with others, as well as securities held for your account by a bank, broker, custodian, agent or nominee. In the view of the SEC, you are deemed to be the indirect beneficial owner of securities held in the name of your spouse, your minor children or any relative of yours or your spouse who shares your home, in the absence of facts demonstrating the contrary (for example, legal separation from your spouse). In addition, you may also have a reportable indirect beneficial interest in securities owned by a partnership, estate or trust in which you have a beneficial interest or in securities owned by a personal holding company of which you are a control person.

Under the SEC’s rules, you are deemed to be the beneficial owner of any securities over which you have, or share, directly or indirectly (by any contract, arrangement, understanding, relationship or otherwise) “voting power” and/or “investment power.” For this purpose, “voting power” includes the power to vote, or to direct the voting of, securities, and “investment power” includes the power to dispose of, or to direct the disposition of, securities.

Also, you are deemed to be the beneficial owner of securities which you have the right to acquire beneficial ownership of within 60 days (whether or not you expect to exercise such right), including but not limited to any right to acquire securities (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

In this Questionnaire, please include the full amount of securities in which you have any beneficial ownership interest as described above, even though another individual or entity may also have a beneficial ownership interest in the same securities.

Broker-Dealer: The term “broker” generally means any person engaged in the business of effecting transactions in securities for the account of others (Section 3(a)(4) of the Exchange Act). The term “dealer” generally means any person engaged in the business of buying and selling securities for such person’s own account through a broker or otherwise. (Section 3(a)(5) of the Exchange Act). Broker-dealers are required to be registered pursuant to Section 15(a) of the Exchange Act.

A-2 (11)

Control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another person, whether through the ownership of voting securities, by contract or otherwise.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Material Relationship. The term “material relationship” is to be determined on the basis of the significance of the information in light of all the circumstances of the particular case, including but not limited to the likelihood that a reasonable investor would attach importance to the information when making an investment decision with respect to the securities of the Company. “Material” has not been defined by the Securities and Exchange Commission (the “SEC”). The SEC, however, is likely to construe as material any relationship which tends to impact arm’s length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise. For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

A-2 (12)

EXHIBIT A-3

Limited Partnership Investor and Selling Stockholder Questionnaire

Name:

IMPORTANT: Please Complete.

LIMITED PARTNERSHIP INVESTOR AND SELLING STOCKHOLDER
QUESTIONNAIRE

SRKP 20, INC.
IMMENSE FORTUNE HOLDINGS LIMITED

SRKP 20, Inc.
c/o WestPark Capital, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067
Attention: Ann Pan

Immense Fortune Holdings Limited
Quastisky Building
P.O. Box 4389
Road Town Tortola
British Virgin Islands
Attention: Wu Zuxi

The information contained in this Limited Partnership Investor and Selling Stockholder Questionnaire is being furnished in order to determine whether the undersigned Limited Partnership’s subscription to purchase Shares (the “Shares”) of Immense Fortune Holdings Limited and SRKP 20, Inc. (collectively referred to as the “Company”), may proceed. In addition, the Company will prepare and file a registration statement (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) to register the Shares in the Company held by certain stockholders as to be indicated in the Registration Statement pursuant to which such stockholders, including shares purchased in the private offering, may sell his, her or its Shares.

This Questionnaire should be completed, signed, dated and a copy should be sent to WestPark Capital, Inc. (the “Placement Agent”) via facsimile at (323) 443-3531 or electronic format (e.g., PDF) to apan@wpcapital.com. Please keep a copy for your files.

You must complete, sign and return this Questionnaire in order to be eligible to purchase the Shares in the private offering and to sell your Shares under the Registration Statement. The Company intends to update the information regarding selling stockholders in the Registration Statement based on information received in this Questionnaire. The Company requires this information to respond to SEC comments and make proper disclosures regarding the Selling Stockholder Table.

A-3 (1)

Please review and answer all questions below. If appropriate, use the words “None”, “Not Applicable” or “N/A”. Unless otherwise indicated, please answer every question as of the date you complete this Questionnaire.

IF YOUR ANSWER TO ANY QUESTION IS "YES," PLEASE FURNISH ALL RELEVANT EXPLANATORY INFORMATION IN THE SPACE PROVIDED AT THE END OF THE PARTICULAR QUESTION OR ON A SEPARATE SHEET OF PAPER AND ATTACH THE SHEET TO THE END OF THIS QUESTIONNAIRE.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Limited Partnership understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares in the Company is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned Limited Partnership understands that the offering required to be reported to the SEC and to various state securities or “blue sky” regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE LIMITED PARTNERSHIP.

☐ 1.	Each of the limited partners of the undersigned Limited Partnership is able to certify that such limited partner meets at least one of the following two conditions:

(a)	The limited partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

(b)
The limited partner is a natural person who had an individual income* in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 this year.

☐ 2.
Each of the limited partners of the undersigned Limited Partnership is able to certify that such limited partner is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 this year.

☐ 3.	The undersigned Limited Partnership: (a) was not formed for the specific purpose of acquiring the Shares; and (b) has total assets in excess of $5,000,000.

* For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

A-3 (2)

IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION I, ABOVE, AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED LIMITED PARTNERSHIP LISTING THE NAME OF EACH LIMITED PARTNER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) WHY SUCH LIMITED PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH LIMITED PARTNER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR AND SELLING STOCKHOLDER QUESTIONNAIRE (PAGES A-2 (1) TO A-2 (10)).

II.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the limited partnership’s purchase of Shares will be solely for the limited partnership’s own account and not for the account of any other person or entity;

(b)
that the limited partnership’s name, address of principal office, place of in limited partnership and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

☐ (i)	the limited partnership is a limited partnership organized in or under the laws of the United States or any political subdivision thereof.

☐ (ii)
the limited partnership is a limited partnership which is neither created nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(1) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic limited partnership for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

☐ (iii)	neither (1) nor (ii) above is true.

A-3 (3)

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE LIMITED PARTNERSHIP)

Name:

Principal Place of Business:
(Number and Street)

(City)	(State) (Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State) (Zip Code)

Telephone Number:
(Area Code) (Number)

Facsimile Number:
(Area Code) (Number)

State of Formation:

Date of Formation:

Taxpayer Identification Number:

FINRA Affiliation or Association of the Corporation, if any:

If none, check here     ☐

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE LIMITED PARTNERSHIP

Name:

Position or Title:

IV.           BENEFICIAL OWNERSHIP OF THE EQUITY SECURITIES OF THE COMPANY

The undersigned holder (the “Selling Stockholder”) is the beneficial owner* of the securities described herein and hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

(a)	List the name, address, title, phone number and email address of the natural person or persons who will possess voting and investment power over the Shares subscribed for herein:

Name of Natural Person(s):

A-3 (4)

Address:

Title (if any):

Phone:

Email address (if any):

(b)	Full legal name of registered holder (if not the same as in Item III above) of securities listed in (c) below: ________________________________________________________

(c)
In the table below, list all equity securities of the Company or any of its subsidiaries that the Selling Stockholder owned beneficially* (directly or indirectly) as of the most recent practicable date.

Use the letter “D” to indicate your direct beneficial ownership*.

Use the letter “I” to indicate your indirect beneficial ownership* interests (for example: as an executor, trustee or guardian; as the beneficiary of a trust or estate; through a partnership or personal holding company; or owned by your spouse, minor children or relatives residing in your home).

Use the letter “R” to indicate any securities of which you or any such family member have the right to acquire (through exercise of options, warrants or other derivative security) beneficial ownership* and note the dates when the right is exercisable in the Remarks column (e.g., vesting schedule). You should do this for all securities you have the right to acquire, whether or not you expect to exercise such right.

If there are any other beneficial owners* of those equity securities, name them also in the Remarks column and indicate the nature of beneficial ownership (e.g., position with entity, voting and/or disposition power). If you need additional space, please use and attach a separate sheet of paper.

A-3 (5)

Name(s) of Beneficial Owner(s)	“D” “I” “R”	Type of Security (e.g., Shares, Warrants, Options)	No. of Securities	Remarks

(d)	Do you, or does any person listed above as a beneficial owner*, share with another person (i) the voting power and/or (ii) the investment power with respect to any of such securities?

YES __________  NO __________

If “Yes,” please describe.

(e)	Do you disclaim beneficial ownership* of any specific securities listed above?

YES __________  NO __________

If “Yes,” please describe.

V.	RELATIONSHIPS WITH THE COMPANY

Except as set forth below, neither the Selling Stockholder nor any of its Affiliates*, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship* with the Company (or its predecessors or Affiliates*) during the past three (3) years.

State any exceptions here, if any:

A-3 (6)

VI.	BROKER-DEALERS

(a)	Are you a registered broker-dealer*?

YES _____ NO _____

(b)	Are you an affiliate* of a broker-dealer*?

YES _____ NO _____

If your answer is “YES” to (a) or (b) above, please provide the following information (provide responses to ALL items, including if “N/A” or “None”):

(i)	Did you receive the shares as underwriting compensation?

YES _____ NO _____

(ii)	Did you acquire the shares with a view toward distribution?

YES _____ NO _____

(iii)	Did you acquire the securities in the ordinary course of business?

YES _____ NO _____

(iv)
At the time of acquisition of the securities, did you have any agreements, arrangements or understandings, directly or indirectly, with any person to distribute the securities; and if so, please provide the details of such agreements, arrangements or understandings (e.g., parties, volume limitations, conditions of termination)?

YES _____ NO _____

(v)	The nature of your affiliation or association with such broker-dealer*, if applicable:

(vi)	Information as to your relationship with the Company (including participation in any capacity in the original placement of the securities):

(vii)	Whether you are in the business of underwriting securities:

(viii)	The date such securities were acquired:

(ix)	The price paid or other consideration provided for your securities:

NOTE: If you are a broker-dealer* that did not receive the securities as underwriting compensation or an affiliate* of a broker-dealer* that acquired the securities with a view toward distribution, then you will be named as an underwriter in the Registration Statement.

A-3 (7)

VII. SIGNATURE

The Signature Page to this Questionnaire is contained on page A-3 (10), entitled Limited Partnership Signature Page.

A-3 (8)

Limited Partnership Signature Page

SRKP 20, INC.
IMMENSE FORTUNE HOLDINGS LIMITED

The undersigned represents that the information contained in this Questionnaire is complete and accurate. The undersigned understands that this information will be used in connection with the Registration Statement that will be filed by the Company with the SEC seeking to register the Company’s issued and outstanding Shares as of the date indicated in the Registration Statement under to the Securities Act of 1933, as amended.

If, at any time prior to the sale of the undersigned’s Shares under the Registration Statement, any of the information set forth in the undersigned’s responses to this Questionnaire has changed, or any development occurs which requires a change in the undersigned’s answers, or has for any other reason become incorrect, the undersigned will promptly furnish any necessary or appropriate correcting information to (i) WestPark Capital, Inc., 1900 Avenue of the Stars, Suite 310, Los Angeles, CA 90067, Attention: Ann Pan, phone number (310) 843-9300, facsimile (310) 443-3531 and (ii) Scott Galer, Esq., counsel to WestPark Capital, Inc., at Stubbs, Alderton & Markiles, LLP, 15260 Venture Boulevard, 20th Floor, Sherman Oaks, California 91403, phone number (818) 444-4500, facsimile (818) 444-4520.

The undersigned understands and agrees that this Questionnaire, as completed by the undersigned, and the undersigned’s further communications regarding the matters contemplated herein, will be relied upon by the Company.

The undersigned understands that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities to the Company, to each officer and director of the Company signing the Registration Statement and other persons signing such documents. The undersigned will notify the Company of any such misstatement of a material fact in the Registration Statement or any amendment thereto related to the information contained in this Questionnaire, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after, and if, the undersigned becomes aware of any such misstatement.

The undersigned Limited Partnership hereby represents and warrants that the person or entity signing this Questionnaire on behalf of the Limited Partnership has been duly authorized by all requisite action on the part of the Limited Partnership to sign this Questionnaire and this Subscription Agreement on behalf of the Limited Partnership and, further, that the undersigned Limited Partnership has all requisite authority to purchase the Shares and enter into the Subscription Agreement.

[SIGNATURE PAGE FOLLOWS]

A-3 (9)

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date

Name of Limited Partnership
(Please Type or Print)

By:
Signature

Name:
(Please Type or Print)

Title:
(Please Type or Print)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

A-3 (10)

APPENDIX 1

DEFINITIONS

For the purpose of this Questionnaire, the following definitions apply:

Affiliate means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another specified person.

Beneficial Ownership, under the rules and pronouncements of the SEC, includes a wide range of direct and indirect rights and interests in securities. Direct beneficial ownership includes securities registered in your name, individually or jointly with others, as well as securities held for your account by a bank, broker, custodian, agent or nominee. In the view of the SEC, you are deemed to be the indirect beneficial owner of securities held in the name of your spouse, your minor children or any relative of yours or your spouse who shares your home, in the absence of facts demonstrating the contrary (for example, legal separation from your spouse). In addition, you may also have a reportable indirect beneficial interest in securities owned by a partnership, estate or trust in which you have a beneficial interest or in securities owned by a personal holding company of which you are a control person.

Under the SEC’s rules, you are deemed to be the beneficial owner of any securities over which you have, or share, directly or indirectly (by any contract, arrangement, understanding, relationship or otherwise) “voting power” and/or “investment power.” For this purpose, “voting power” includes the power to vote, or to direct the voting of, securities, and “investment power” includes the power to dispose of, or to direct the disposition of, securities.

Also, you are deemed to be the beneficial owner of securities which you have the right to acquire beneficial ownership of within 60 days (whether or not you expect to exercise such right), including but not limited to any right to acquire securities (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

In this Questionnaire, please include the full amount of securities in which you have any beneficial ownership interest as described above, even though another individual or entity may also have a beneficial ownership interest in the same securities.

Broker-Dealer: The term “broker” generally means any person engaged in the business of effecting transactions in securities for the account of others (Section 3(a)(4) of the Exchange Act). The term “dealer” generally means any person engaged in the business of buying and selling securities for such person’s own account through a broker or otherwise. (Section 3(a)(5) of the Exchange Act). Broker-dealers are required to be registered pursuant to Section 15(a) of the Exchange Act.

A-3 (11)

Control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another person, whether through the ownership of voting securities, by contract or otherwise.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Material Relationship. The term “material relationship” is to be determined on the basis of the significance of the information in light of all the circumstances of the particular case, including but not limited to the likelihood that a reasonable investor would attach importance to the information when making an investment decision with respect to the securities of the Company. “Material” has not been defined by the Securities and Exchange Commission (the “SEC”). The SEC, however, is likely to construe as material any relationship which tends to impact arm’s length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise. For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

A-3 (12)

EXHIBIT A-4

Trust Investor and Selling Stockholder Questionnaire

Name:

IMPORTANT: Please Complete.

TRUST INVESTOR AND SELLING STOCKHOLDER QUESTIONNAIRE

SRKP 20, INC.
IMMENSE FORTUNE HOLDINGS LIMITED

SRKP 20, Inc.
c/o WestPark Capital, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067
Attention:  Ann Pan

Immense Fortune Holdings Limited
Quastisky Building
P.O. Box 4389
Road Town Tortola
British Virgin Islands
Attention: Wu Zuxi

The information contained in this Trust Investor and Selling Stockholder Questionnaire is being furnished in order to determine whether the undersigned Trust’s subscription to purchase Shares (the “Shares”) of Immense Fortune Holdings Limited and SRKP 20, Inc. (collectively referred to as the “Company”), may proceed.  In addition, the Company will prepare and file a registration statement (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) to register the Shares in the Company held by certain stockholders as to be indicated in the Registration Statement pursuant to which such stockholders, including shares purchased in the private offering, may sell his, her or its Shares.

This Questionnaire should be completed, signed, dated and a copy should be sent to WestPark Capital, Inc. (the “Placement Agent”) via facsimile at (323) 443-3531 or electronic format (e.g., PDF) to apan@wpcapital.com.  Please keep a copy for your files.

You must complete, sign and return this Questionnaire in order to be eligible to purchase the Shares in the private offering and to sell your Shares under the Registration Statement.  The Company intends to update the information regarding selling stockholders in the Registration Statement based on information received in this Questionnaire.  The Company requires this information to respond to SEC comments and make proper disclosures regarding the Selling Stockholder Table.

A-4 (1)

Please review and answer all questions below.  If appropriate, use the words “None”, “Not Applicable” or “N/A”.  Unless otherwise indicated, please answer every question as of the date you complete this Questionnaire.

IF YOUR ANSWER TO ANY QUESTION IS "YES," PLEASE FURNISH ALL RELEVANT EXPLANATORY INFORMATION IN THE SPACE PROVIDED AT THE END OF THE PARTICULAR QUESTION OR ON A SEPARATE SHEET OF PAPER AND ATTACH THE SHEET TO THE END OF THIS QUESTIONNAIRE.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  The undersigned Trust understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares in the Company is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws.  Further, the undersigned Trust understands that the offering required to be reported to the SEC and to various state securities or “blue sky” regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE TRUST.

☐ 1.
The Trust (i) has in excess of $5 million of assets, (iii) was not formed for the specific purpose of acquiring an Interest, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.

☐ 2.
The Trust is revocable by its grantor(s) and may be amended or revoked by the grantor(s) at any time, and each of the grantor(s) is able to certify that such grantor meets at least one of the following three conditions:

(a)	The grantor is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000;

(b)
The grantor is a natural person who had an individual income* in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 this year; or

(c)
The grantor is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 this year.

* For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities.  In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

A-4 (2)

IF YOU CHECKED STATEMENT 2 IN SECTION I, ABOVE, AND DID NOT CHECK STATEMENT 1, EACH GRANTOR MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR AND SELLING STOCKHOLDER QUESTIONNAIRE (PAGES A-2 (1) TO A-2 (10)).

II.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the Trust’s purchase of Shares will be solely for the trust’s own account and not for the account of any other person or entity;

(b)	that the Trust’s name, address and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

☐ (i)	the Trust is a trust organized in or under the laws of the United States or any political subdivision thereof.

☐ (ii)  the Trust is a trust which is neither created nor organized in or under the United States or any political subdivision thereof.

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE TRUST)

Name:

Principal Place of Business:
(Number and Street)

(City)	(State)	(Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State) (Zip Code)

Telephone Number:
	(Area Code)	(Number)

A-4 (3)

Facsimile Number:
	(Area Code)	(Number)

State of Formation:

Date of Formation:

Taxpayer Identification Number:

FINRA Affiliation or Association of the Corporation, if any:

If none, check here      ☐

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST

Name:

Position or Title:

IV.	BENEFICIAL OWNERSHIP OF THE EQUITY SECURITIES OF THE COMPANY

The undersigned holder (the “Selling Stockholder”) is the beneficial owner* of the securities described herein and hereby provides the following information to the Company and represents and warrants that such information is accurate and complete.

(a)	List the name, address, title, phone number and email address of the natural person or persons who will possess voting and investment power over the Shares subscribed for herein:

Name of Natural Person(s): ______________________________________________________________________________

Address: ______________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

Title (if any): ____________________________________________________________________________________

Phone: _________________________________________________________________________________________

Email address (if any): ______________________________________________________________________________

(b)	Full legal name of registered holder (if not the same as in Item III above) of securities listed in (c) below: ________________________________________________________

A-4 (4)

(c)
In the table below, list all equity securities of the Company or any of its subsidiaries that the Selling Stockholder owned beneficially* (directly or indirectly) as of the most recent practicable date.

Use the letter “D” to indicate your direct beneficial ownership*.

Use the letter “I” to indicate your indirect beneficial ownership* interests (for example:  as an executor, trustee or guardian; as the beneficiary of a trust or estate; through a partnership or personal holding company; or owned by your spouse, minor children or relatives residing in your home).

Use the letter “R” to indicate any securities of which you or any such family member have the right to acquire (through exercise of options, warrants or other derivative security) beneficial ownership* and note the dates when the right is exercisable in the Remarks column (e.g., vesting schedule).  You should do this for all securities you have the right to acquire, whether or not you expect to exercise such right.

If there are any other beneficial owners* of those equity securities, name them also in the Remarks column and indicate the nature of beneficial ownership (e.g., position with entity, voting and/or disposition power).  If you need additional space, please use and attach a separate sheet of paper.

Name(s) of Beneficial Owner(s)	“D” “I” “R”	Type of Security (e.g., Shares, Warrants, Options)	No. of Securities	Remarks

(d)	Do you, or does any person listed above as a beneficial owner*, share with another person (i) the voting power and/or (ii) the investment power with respect to any of such securities?

YES  __________           NO  __________

If “Yes,” please describe.

A-4 (5)

(e)	Do you disclaim beneficial ownership* of any specific securities listed above?

YES  __________           NO  __________

If “Yes,” please describe.

V.	RELATIONSHIPS WITH THE COMPANY

Except as set forth below, neither the Selling Stockholder nor any of its Affiliates*, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship* with the Company (or its predecessors or Affiliates*) during the past three (3) years.

State any exceptions here, if any:

A-4 (6)

VI.	BROKER-DEALERS

(a)	Are you a registered broker-dealer*?

YES _____ NO _____

(b)           Are you an affiliate* of a broker-dealer*?

YES _____ NO _____

If your answer is “YES” to (a) or (b) above, please provide the following information (provide responses to ALL items, including if “N/A” or “None”):

(i)	Did you receive the shares as underwriting compensation?

YES _____ NO _____

(ii)	Did you acquire the shares with a view toward distribution?

YES _____ NO _____

(iii)	Did you acquire the securities in the ordinary course of business?

YES _____ NO _____

(iv)
At the time of acquisition of the securities, did you have any agreements, arrangements or understandings, directly or indirectly, with any person to distribute the securities; and if so, please provide the details of such agreements, arrangements or understandings (e.g., parties, volume limitations, conditions of termination)?

YES _____ NO _____

(v)	The nature of your affiliation or association with such broker-dealer*, if applicable:

(vi)	Information as to your relationship with the Company (including participation in any capacity in the original placement of the securities):

(vii)	Whether you are in the business of underwriting securities:

(viii)	The date such securities were acquired:

(ix)	The price paid or other consideration provided for your securities:

NOTE:  If you are a broker-dealer* that did not receive the securities as underwriting compensation or an affiliate* of a broker-dealer* that acquired the securities with a view toward distribution, then you will be named as an underwriter in the Registration Statement.

A-4 (7)

VII. SIGNATURE

The Signature Page to this Questionnaire is contained on page A-4 (10), entitled Trust Signature Page.

A-4 (8)

Trust Signature Page

SRKP 20, INC.
IMMENSE FORTUNE HOLDINGS LIMITED

The undersigned represents that the information contained in this Questionnaire is complete and accurate.  The undersigned understands that this information will be used in connection with the Registration Statement that will be filed by the Company with the SEC seeking to register the Company’s issued and outstanding Shares as of the date indicated in the Registration Statement under to the Securities Act of 1933, as amended.

If, at any time prior to the sale of the undersigned’s Shares under the Registration Statement, any of the information set forth in the undersigned’s responses to this Questionnaire has changed, or any development occurs which requires a change in the undersigned’s answers, or has for any other reason become incorrect, the undersigned will promptly furnish any necessary or appropriate correcting information to (i) WestPark Capital, Inc., 1900 Avenue of the Stars, Suite 310, Los Angeles, CA 90067, Attention: Ann Pan, phone number (310) 843-9300, facsimile (310) 443-3531 and (ii) Scott Galer, Esq., counsel to WestPark Capital, Inc., at Stubbs, Alderton & Markiles, LLP, 15260 Venture Boulevard, 20th Floor, Sherman Oaks, California 91403, phone number (818) 444-4500, facsimile (818) 444-4520.

The undersigned understands and agrees that this Questionnaire, as completed by the undersigned, and the undersigned’s further communications regarding the matters contemplated herein, will be relied upon by the Company.

The undersigned understands that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities to the Company, to each officer and director of the Company signing the Registration Statement and other persons signing such documents.  The undersigned will notify the Company of any such misstatement of a material fact in the Registration Statement or any amendment thereto related to the information contained in this Questionnaire, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after, and if, the undersigned becomes aware of any such misstatement.

The undersigned Trust hereby represents and warrants that the person or entity signing this Questionnaire on behalf of the Trust has been duly authorized by all requisite action on the part of the Trust to sign this Questionnaire and this Subscription Agreement on behalf of the Trust and, further, that the undersigned Trust has all requisite authority to purchase the Shares and enter into the Subscription Agreement.

[SIGNATURE PAGE FOLLOWS]

A-4 (9)

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date

Name of Trust
(Please Type or Print)

By:
Signature

Name:
(Please Type or Print)

Title:
(Please Type or Print)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

A-4 (10)

APPENDIX 1

DEFINITIONS

For the purpose of this Questionnaire, the following definitions apply:

Affiliate means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another specified person.

Beneficial Ownership, under the rules and pronouncements of the SEC, includes a wide range of direct and indirect rights and interests in securities.  Direct beneficial ownership includes securities registered in your name, individually or jointly with others, as well as securities held for your account by a bank, broker, custodian, agent or nominee.  In the view of the SEC, you are deemed to be the indirect beneficial owner of securities held in the name of your spouse, your minor children or any relative of yours or your spouse who shares your home, in the absence of facts demonstrating the contrary (for example, legal separation from your spouse).  In addition, you may also have a reportable indirect beneficial interest in securities owned by a partnership, estate or trust in which you have a beneficial interest or in securities owned by a personal holding company of which you are a control person.

Under the SEC’s rules, you are deemed to be the beneficial owner of any securities over which you have, or share, directly or indirectly (by any contract, arrangement, understanding, relationship or otherwise) “voting power” and/or “investment power.”  For this purpose, “voting power” includes the power to vote, or to direct the voting of, securities, and “investment power” includes the power to dispose of, or to direct the disposition of, securities.

Also, you are deemed to be the beneficial owner of securities which you have the right to acquire beneficial ownership of within 60 days (whether or not you expect to exercise such right), including but not limited to any right to acquire securities (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

In this Questionnaire, please include the full amount of securities in which you have any beneficial ownership interest as described above, even though another individual or entity may also have a beneficial ownership interest in the same securities.

Broker-Dealer:  The term “broker” generally means any person engaged in the business of effecting transactions in securities for the account of others (Section 3(a)(4) of the Exchange Act). The term “dealer” generally means any person engaged in the business of buying and selling securities for such person’s own account through a broker or otherwise. (Section 3(a)(5) of the Exchange Act).  Broker-dealers are required to be registered pursuant to Section 15(a) of the Exchange Act.

A-4 (11)

Control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another person, whether through the ownership of voting securities, by contract or otherwise.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Material Relationship.  The term “material relationship” is to be determined on the basis of the significance of the information in light of all the circumstances of the particular case, including but not limited to the likelihood that a reasonable investor would attach importance to the information when making an investment decision with respect to the securities of the Company.  “Material” has not been defined by the Securities and Exchange Commission (the “SEC”).  The SEC, however, is likely to construe as material any relationship which tends to impact arm’s length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise.  For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

A-4 (12)

Exhibit B

LOCK-UP AGREEMENT

Immense Fortune Holdings Limited
Quastisky Building
P.O. Box 4389
Road Town Tortola
British Virgin Islands
Attention:  Wu Zuxi

WestPark Capital, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067

The undersigned, being a security holder of [_______________________] (formerly known as SRKP 20, Inc. and referred to herein as the “Company”) and receiving his/her/its shares of Common Stock as an investor in the Company’s private offering that closed on __________, 2011 (the “Private Offering”), hereby delivers this Lock-up Agreement to the Company.

The undersigned recognizes that it is in the best financial interests of the Company and of the undersigned, as a shareholder of the Company, that the Company Common Stock received by the undersigned pursuant to the Private Offering be subject to certain restrictions and hereby agrees as follows:

Other than as set forth below, the undersigned shall not: (a) sell, assign, exchange, transfer, pledge, distribute or otherwise dispose of (i) any shares of the Company Common Stock received by the undersigned in the Private Offering, or (ii) any interest (including, without limitation, an option to buy or sell) in any such shares of the Company Common Stock, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose; or (b) engage in any transaction in respect to any shares of the Company Common Stock received by the undersigned in the Private Offering or any interest therein, the intent or effect of which is the effective economic disposition of such shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions) (the foregoing restrictions are referred to herein as “Lock-Up Restrictions”).

If the aggregate dollar amount of shares sold in the underwritten public offering, including the dollar amount of shares sold in any over-allotment options exercised in connection therewith (the “Public Offering”), that the Company intends to conduct in connection with its application for listing or quotation of the Company's Common Stock on either the New York Stock Exchange, NYSE Amex, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board (the “Listing”) is in an amount that is equal to or greater than $5 million, the Lock-up Restrictions shall be released in full on the date that is six (6) months from the date of such Listing (the “Listing Date”).

If the aggregate dollar amount of shares sold by the Company in the Public Offering is less than $5 million, one-tenth (1/10) of the undersigned’s shares of the Company’s Common Stock acquired in the Private Offering shall be released from the Lock-Up Restrictions on the date that is ninety (90) days after the Listing Date (the “Initial Release Date”), and the undersigned’s shares will automatically be released from the Lock-Up Restrictions every thirty (30) days after the Initial Release Date on a pro rata basis over the next nine (9) months, until all of the shares are released from the Lock-Up Restrictions.

There shall be no release from the Lock-Up Restrictions, in any event, until and unless the undersigned provides written confirmation (the “Confirmation”) to WestPark Capital, Inc. and the Company that he, she or it is and has at all times been in compliance with the provisions of Section 2.20 of the Subscription Agreement executed by the undersigned in connection with the Private Offering,  it being understood and agreed that the failure to provide such written confirmation shall be sufficient grounds to allow WestPark Capital, Inc. to decline, in its sole discretion, to allow the automatic release of such shares until the expiration in totality of the referenced Lock-Up Restrictions.

WestPark Capital, Inc., in its discretion, may release from the Lock-up Restrictions some or all the undersigned’s shares of the Company’s Common Stock earlier than the schedule set forth in this Lock-up Agreement.

The certificates evidencing the Company Common Stock received by the undersigned in the Private Offering bear a legend as set forth below and such legend shall remain during the term of this Lock-Up Agreement as set forth above:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN LOCK-UP AGREEMENT BY AND BETWEEN THE COMPANY, A DELAWARE CORPORATION, AND THE HOLDER HEREOF (THE “LOCK-UP AGREEMENT”), AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED OR OTHERWISE DISPOSED OF PRIOR TO THAT CERTAIN TIME PERIOD DETAILED IN THE LOCK-UP AGREEMENT. THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) UPON THE EXPIRATION OF THE TIME PERIOD SPECIFIED IN THE LOCK-UP AGREEMENT. A COPY OF THE LOCK-UP AGREEMENT IS AVAILABLE FOR REVIEW AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

[SIGNATURE ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Printed Name of Holder

Signature

By:

Title (if applicable):